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                                   EXHIBIT 28
                                   ----------

    Schedule P to 1993 Annual Statements of the Registrant's Subsidiaries,
            as Furnished to State Insurance Regulatory Authorities
         (incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993,
             as filed with the Securities and Exchange Commission
                  on March 29, 1994; see Exhibit 28 therein)